                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                     / /  Confidential, for Use of Commission Only (as
/X/  Definitive Proxy Statement                           permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       ABC DISPENSING TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------
     (5) Total fee paid:

     -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                ------------------------------

     (2) Form, Schedule or Registration No.:
                                            ------------------------------

     (3) Filing Party:
                      ------------------------------

     (4) Date Filed:
                    ------------------------------

                       ABC DISPENSING TECHNOLOGIES, INC.

                (F/K/A) AMERICAN BUSINESS COMPUTERS CORPORATION
                                451 KENNEDY ROAD
                               AKRON, OHIO 44305

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 1996

     To the Shareholders of ABC Dispensing Technologies, Inc.:

     The Annual meeting of Shareholders of ABC Dispensing Technologies, Inc. will be held at the Sheraton Suites, 1989 Front Street, Cuyahoga Falls, Ohio, on Friday, September 27, 1996, at 1:30 p.m., local time, for the following purposes:

          1. To elect five (5) directors; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on August 23, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

     It is important that all shares be represented at the meeting. The Board of Directors extends a cordial invitation to all shareholders to attend the meeting. However, if you are unable to attend the meeting, you are requested to sign, date and return the enclosed Proxy in the return envelope. You may revoke your Proxy and vote in person if you decide to attend the meeting.

                                        By Order of the Board of Directors

                                        William Lerner, Secretary
Akron, Ohio
August 30, 1996

                       ABC DISPENSING TECHNOLOGIES, INC.

                (F/K/A) AMERICAN BUSINESS COMPUTERS CORPORATION
                                451 KENNEDY ROAD
                               AKRON, OHIO 44305

                                PROXY STATEMENT

                      1996 ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 27, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ABC Dispensing Technologies, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on Friday, September 27, 1996 at 1:30 p.m., local time, or at any adjournment, for the purposes set forth in the foregoing Notice of Annual Meeting. If because of a disability you will need auxiliary aids or services to attend the Meeting, please contact the Secretary of the Company prior to the Meeting.

     If the enclosed Proxy is properly executed and returned, the shares represented will be voted by the proxies in accordance with the shareholders' directions. If the Proxy is signed and returned without choices having been specified, the shares will be voted FOR the proposals set forth in the Notice of Annual Meeting of Shareholders. The Proxy may be revoked by the person giving it at any time prior to its use by a written revocation delivered to the Secretary of the Company, submission of a later dated Proxy, or in person at the meeting.

     The Proxy Statement and Proxy are being mailed to Shareholders commencing on or about September 5, 1996.

     Officers and employees of the Company may, by letter, telephone, or in person, request the return of proxies. The cost of this solicitation will be paid by the Company. The Company will reimburse brokerage houses, custodians, nominees, and others for reasonable expenses in connection with this solicitation.

     The Company has 17,109,160 shares of common stock ("Common Stock") outstanding and entitled to vote as of the record date, August 23, 1996. Shareholders of record, at the close of business on that date, will be the only person to receive notice of, and to be entitled to vote, at the Meeting or any adjournment of the Meeting. Holders of common stock are entitled to one vote per share on all matters to be brought before the Meeting. For the purposes of counting votes, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any proposal by the shareholders. If a broker or nominee indicates that it does not have discretionary authority to vote on a proposal as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to such proposals.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws.

                   PROPOSAL NO. 1--ELECTION OF FIVE DIRECTORS

     The By-Laws of the Company provide for a Board of Directors consisting of up to nine members. The Board of Directors currently has five members. At the meeting, five individuals will be elected to serve as directors until the next annual meeting of shareholders, and until their successors are elected and qualified. The Board of Directors has nominated five individuals, all of whom comprise the current Board of Directors. In the event all such nominees are elected, the Board will have four vacancies. Board members are elected annually by shareholders; however, vacancies may be filled at any time by the existing Board of Directors. The Board may fill some of the four vacancies prior to the next annual meeting, but has no present plans to do so.

     If elected, each nominee will hold office until the Annual Meeting to be held in 1997 and until his successor is elected and shall qualify. The Board of Directors recommends the election of the five nominees listed below.

     Unless a shareholder withholds authority, a properly signed and dated proxy will be voted for the election of the persons named below. If a duly executed and dated proxy is returned without instructions, it will be voted for the five nominees proposed below. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the shareholder withholds authority from voting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

NOMINEES FOR ELECTION

     The names and biographical summaries of the five persons who have been nominated by the Board of Directors to stand for election as Directors at the Meeting are:

NAME                           AGE              PRINCIPAL OCCUPATION OF EMPLOYMENT
- ----                           ---              ----------------------------------
Herbert L. Luxenburg            61       President and Chief Executive Officer of
                                         University Inn and Days Inn of Kent, Ohio;
                                         Director of the Company

C. Rand Michaels                58       Vice Chairman of Lomak Petroleum, Inc.;
                                         Director of the Company

Herbert M. Pearlman             63       Chairman of Seitel, Inc. and several other
                                         companies (see below); Chairman of the Company

John E. Stieglitz               64       President of Conspectus, Inc.; Director of the
                                         Company

Charles M. Stimac, Jr.          45       President, Chief Executive Officer and
                                         Director of the Company

HERBERT L. LUXENBURG has been a Director of the Company since September 1988. Mr. Luxenburg has been a proprietor in the hospitality industry since 1965 and is President and Chief Executive Officer of both the University Inn and the Days Inn of Kent, Ohio.

C. RAND MICHAELS has been a director of the Company since September 1986. Mr. Michaels is Vice Chairman of Lomak Petroleum, Inc. a public corporation engage in exploration for, and in the development and production of, crude oil and natural gas. Mr. Michaels has held executive positions with Lomak since 1976. Mr. Michaels also serves as a Director of Lynx Exploration, Inc., an oil and gas exploration company.

HERBERT M. PEARLMAN has been a Director of the Company since May 1994. Mr. Pearlman has extensive experience in helping companies develop and execute strategic plans for future growth. Mr. Pearlman serves as Chairman of several public and private companies including: Seitel, Inc. ("Seitel"), a diversified energy company, Intersystems, Inc. ("Intersystems"), a provider of specialty industrial equipment and processing, Helm Resources, Inc., ("Helm"), a holding company with diversified business interests, and Unapix Entertainment, Inc., a multimedia-entertainment marketing and distribution company.

JOHN E. STIEGLITZ has been President of Conspectus, Inc., a privately held company engaged in providing services in the area of executive recruitment for the brokerage and investment banking industry since 1976. Mr. Stieglitz is a Director of Seitel, Helm and Intersystems.

CHARLES M. STIMAC, JR., has been a Director of the Company since July 15, 1996 when he was elected to fill the vacancy created by the resignation of Mr. Robert
A. Cutting, and has been President and Chief Executive Officer of the Company since July 15, 1996. Mr. Stimac has more than twenty years in the investment banking and brokerage industry with extensive experience in sales and marketing, and formerly was a Vice President with Roney & Company, a member firm of The New York Stock Exchange, Inc.

                          BOARD MEETING AND COMMITTEES

     The Board of Directors of the Company met 3 times during the fiscal year ended April 27, 1996 ("fiscal 1996") and also transacted business without a meeting in the form of Unanimous Consent Resolutions.

     The Audit Committee members were C. Rand Michaels and Herbert L. Luxenburg during fiscal 1996. The Audit Committee held one meeting during fiscal 1996 and both members attended the meeting. The Audit Committee is responsible for the review of evaluating and approving the services performed by the Company's independent accountants as well as reviewing and evaluation the Company's accounting practices and internal controls.

     The Compensation Committee during fiscal 1996 was comprised of Herbert M. Pearlman. The Committee makes recommendations with respect to amount of key officers' salaries and key employee compensation and benefit programs.

     The Stock Option Committee member during fiscal 1996 was Robert A. Cutting. This committee is responsible for administering the Company's existing stock option plans.

     No directors attended fewer than all of the meetings of the Board of Directors during fiscal 1996 or of all meetings of any committee upon which such director served during fiscal 1996.

     Non-employee directors receive no cash compensation for their service as Directors or to attend any meetings, including meetings of any committees or sub-committees. However, all Directors are reimbursed for their expenses in connection with the meetings. Non-employee directors receive on the date of each annual meeting an option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, each non-employee director who is elected or appointed to the Board of Directors for the first time is granted on the date of such election or appointment an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Options are issued under the Company's non-qualified stock option plan.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders' meeting. The Company's executive officers as of April 27, 1996 were as follows:

NAME                           AGE                           POSITION
- ----                           ---                           --------
Herbert M. Pearlman             63       Chairman

Robert A. Cutting               48       President and Chief Executive Officer. (Mr.
                                         Cutting resigned his position effective July
                                         15, 1996 and was replaced by Charles M.
                                         Stimac, Jr.)

Gary T. Salhany                 41       Treasurer and Chief Financial Officer

William Lerner                  63       Secretary

     Information about Mr. Pearlman is set forth in the Board of Directors section of this Proxy Statement.

     Robert A. Cutting had been Chief Executive Officer of the Company since May 1993 and President of the Company since April 1990. He resigned his positions with the Company effective July 15, 1996 and was replaced by Charles M. Stimac, Jr. as President and Chief Executive Officer. (See the Board of Directors section of this Proxy Statement for information as to Mr. Stimac).

     Gary T. Salhany, CPA, MBA, has served as Treasurer of the Company since August 1986. He served as Secretary of the Company from September 1988 to September 1994.

     William Lerner, an attorney engaged in the private practice of Law specializing in corporate and securities law, has served as Secretary of the Company since September 1994. He is a director of several public companies including Seitel (since July 1984), of Rent-Way, Inc., the operator of a chain of retail stores in the rental-purchase industry, of Co-Counsel, Inc., a provider of contract or temporary lawyers and paralegal personnel to law firms and corporations, and Micros-to Mainframes, Inc., a reseller of computer and communications equipment and services to Fortune 2000 companies with headquarters in Connecticut, New Jersey and New York.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a)of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") and NASDAQ initial reports of ownership and reports to changes of ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of the forms received by it, or on written representations from reporting persons, the Company believes that there were no late or delinquent filings on forms 3, 4 or 5 or unreported transactions, during fiscal 1996.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the last three fiscal years ended April 27, 1996, April 29, 1995 and April 30, 1994 of the compensation of the Company's Chief Executive Officer in Fiscal 1996. No disclosure is provided as to compensation by the Company to other executive officers of the Company since the compensation paid to each such executive officer was less than $100,000 in the fiscal year ended April 27, 1996.

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                   ANNUAL COMPENSATION                  AWARDS
                                                -------------------------    ----------------------------
  NAME AND PRINCIPAL      FISCAL                           OTHER ANNUAL        OPTIONS
       POSITION            YEAR      SALARY     BONUS    COMPENSATION (1)    # OF SHARES    ALL OTHER (2)
- -----------------------   ------    --------    -----    ----------------    -----------    -------------
Robert A. Cutting          1996     $122,000     -0-            --               -0-            $ 490
President & CEO (3)        1995     $115,000     -0-            --               -0-            $ 490
                           1994     $ 99,000     -0-            --               -0-            $ 732

- ---------

(1) Perquisites for each of the three fiscal years did not exceed 10% of Mr. Cutting's salary and bonus, combined.

(2) These amounts represent the Company's matching contributions for Mr. Cutting's account in the Company's 401(k) retirement plan.

(3) Mr. Cuttings employment with the Company terminated effective July 14, 1996.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee recommends to the Board of Directors the compensation to be paid to the Chief Executive Officer ("CEO"). In performing that function, the Committee reviews the range and components of compensation paid to CEO's of other public companies in the industry or of comparable revenues. The Company's policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value, support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company's performance compared to performance levels of comparable companies in the industry, and attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

     The key components of executive officer compensation are: (1) salary, which is based on factors such as the individual officer's level of responsibility and comparisons to similar positions in the Company and comparable companies in the industry, (2) cash bonus awards, which are based on individual performance, (3) stock option awards, which are intended to increase the interest in the long-term success of the Company as measured by the share price and book value per share; and (4) stock awards.

     The compensation of Robert A. Cutting, the Company's President and Chief Executive Officer, was increased from $115,000 in fiscal 1995 to $122,000 in fiscal 1996.

                                        The Compensation Committee


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     No members of the Compensation Committee are employees or former employees of the Company.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the cumulative return experienced by the holders of Common Stock during the period from April 30, 1991 through April 27, 1996 as compared to the NASDAQ Stock Market Index (U.S. Companies) and the total return of domestic issuers having the same Standard Industrial Classification Industry Group Numbers as the Company (SIC 355) and traded on the NASDAQ Stock Market Index. Such yearly percentage change has been measured by dividing, (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment and (b) the difference between the price per share at the end and at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period.

     The graph assumes the investment of $100 on April 30, 1991 in the Common Stock and each of the indices, and the reinvestment of all dividends paid during the period.

                                      ABC
                                  Dispensing     Nasdaq Stock      Nasdaq Stock
      Measurement Period         Technologies,       Market       (SIC 3550-3559
    (Fiscal Year Covered)            Inc.        (US Companies)    US Companies)
04/30/91                              100.0           100.0           100.0
04/30/92                               18.9           121.2           113.0
04/30/93                               25.9           139.4           207.2
04/29/94                               17.5           155.1           387.8
04/28/95                               38.5           180.3           868.0
04/30/96                               21.0           257.0           690.1

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of August 26, 1996, with respect to the Common Stock held by the only person or entity which owns of record, or is know by the Company to own beneficial more than five percent (5%) of any class of securities of the Company:

                               NUMBER OF SHARES
NAME AND ADDRESS OF            OF COMMON STOCK          PERCENT
BENEFICIAL OWNERSHIP         BENEFICIALLY OWNED (1)     OF CLASS
- --------------------         ----------------------     --------
The Pepsi-Cola Company,            1,500,000(2)            8.76%
a division of PepsiCo, Inc.
Somers, New York 10589

- ---------

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consits of sole or shred voting power (including the power to dispose or direct its disposition) with respect to a security, whether through a contract arrangement, understanding, relationship or otherwise. Unless otherwise indicated herein, each person has sole power to vote or dispose or direct the disposition of shares owend benefically.

(2) Includes 500,000 shares of common stock which The Pepsi-Cola Company has the right to acquire within sixty (60) days upon the exercise of common stock purchase warrants granted by the Company on November 15, 1995.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information as of August 26, 1996, except as noted, regarding the Common Stock held by Directors and the Chief Executive Officer and former Chief Executive Officer of the Company, including each nominee for election as a Director and all directors and executive officers as a group:

                                                NUMBER OF SHARES
                                                OF COMMON STOCK         PERCENT
NAME AND BENEFICIAL OWNERSHIP                  BENEFICIALLY OWNED      OF CLASS
- -----------------------------                  ------------------      --------
Robert A. Cutting, former President,
Chief Executive Officer and Director                  239,037(1)             *
Herbert L. Luxenburg, Director                        202,500(2)             *
C. Rand Michaels, Director                             65,000(2)             *
Herbert M. Pearlman, Director                         657,500(3)             *
John E. Stieglitz, Director                            20,000                *
Charles M. Stimac, President and Director             346,886(4)             *
Directors and Officers as a Group (7
  persons)                                          1,368,251(5)          6.82%

- ---------

* The percentage of shares beneficially owned by any of these directors or nominees does not exceed one (1%) percent of the class so owned.

(1) Robert A. Cutting owns 83,037 shares of Common Stock and common stock purchase warrants to purchase 56,000 shares of Common Stock at the exercise price of $2.00 per share, all of which are exercisable within 60 days. These warrants expire between August 17, 1999 and September 13, 1999. Mr. cutting also owns common stock purchase warrants to purchase 100,000 shares of Common Stock at the exercise price of $3.00 per share all of which are exercisable within 60 days. These warrants expire August 1, 2000.

(2) Herbert I. Luxenburg and C. Rand Michaels each own stock option rights to purchase 65,000 shares of Common Stock under the Company's 1990 Non-Qualified Stock Option Plan, all of which are exercisable within 60 days. For each Director, 25,000 stock options are exercisable at $3.25 per share and 40,000 stock options are exercisable at $1.25 per share. Mr. Luxenburg also retains common stock purchase warrants to purchase 50,000 shares of Common Stock at the exercise price of $2.00 per share, all of which are exercisable within 60 days and 12,500 shares of Common Stock at the exercise price of $2.00 per share, all of which are exercisable with 60 days. These warrants expire on August 17, 1999 and June 1, 1998, respectively. Mr. Luxenburg also owns 75,000 shares of Common Stock.

(3) Herbert M. Pearlman owns 125,000 shares of Common Stock and warrants to purchase 530,000 shares of Common Stock received for services rendered as a Director of the Company. Warrants for 150,000 shares of Common Stock were issued at $1.25 per share and 100,000 of the warrants were issued at $3.25 per share. All of these warrants expire on May 27, 1999 and are exercisable within 60 days. There were 80,000 warrants issued at $2.00 per share and 200,000 of the warrants issued at $3.00 per share. These warrants expire on August 17, 1999 and August 1, 2000 respectively, and all of the warrants are exercisable within 60 days.

(4) Charles M. Stimac, Jr. owns 36,886 shares of Common Stock and warrants to purchase 310,000 shares of Common Stock. Warrants for 10,000 shares of Common Stock were issued at $3.00 per share and expire on August 1, 2000. Ten year warrants for 300,000 shares at a price of $1.375 per share were issued in connection with the engagement of Mr. Stimac as President and Chief Executive Officer of the Company. Warrants for 50,000 shares are vested, warrants for 25,000 shares vest on July 11, 1997 and 25,000 vest on July 11, 1998. Warrants for 100,000 shares vest when the share price of the Common Stock of the Company on NASDAQ is at $5 or better for 90 consecutive days and 100,000 vest when the NASDAQ price is $10 or better for 90 consecutive days.

(5) Directors and Officers as a group retain stock option rights to purchase 130,000 shares under the 1990 Non-Qualified Stock Option Plan and warrants to purchase 858,000 shares of Common Stock.

                   CERTAIN TRANSACTIONS INVOLVING MANAGEMENT

     In June 1994, the Company purchase its headquarters facility in Akron, Ohio for $490,000 from Joseph W. Shannon, who at the time was Chairman of the Company's Board of Directors. The purchase price was based on an independent appraisal of the property done by the Spalding/Emig Company.

     The Company leases office space for Herbert M. Pearlman, Chairman of the Board of Directors, from Helm Resources, Inc. ("Helm") for approximately $21,000 per year. The lease is a month-to-month lease cancelable by the Company at any time. Mr. Pearlmam is the Chairman and Chief Executive Officer and a principal shareholder of Helm.

     In January 1996 the Company obtained a $500,000 working capital asset-secured loan ("Loan") from The Mezzanine Financial Fund, L.P. ("Mezzanine") to be used for working capital purposes. The Loan matures in three years and bears an interest rate of 18% per annum. The terms of the Loan require a $100,000 repayment of principal on each of the first and second anniversaries of the closing of the Loan. the balance of $300,000 is due on the third anniversary. Mezzanine, at its option, may convert the principal amount of the loan into common stock at a price of $3.00 per share, or, if the entire loan is converted, 166,666 shares of common stock (including standard anti-dilution provisions). In consideration for providing the Loan, Mezzanine received a five
(5) year warrant to acquire shares of common stock at a price equal to the lower of seventy (70%) percent of the 30-day average trading price prior to closing of the Loan, or $2.50 (the "Price"). The warrant exercise price was therefore determined to be $2.04 per share. The number of shares subject to the warrant will be determined by dividing the Price into an amount equal to 10% of the average annual loan balance multiplied by the number of years the loan is outstanding (the "Warrant Fee"). The resulting maximum number of warrants that could be issued are 58,910. At Mezzanine's election, all or any part of the Warrant Fee may be Put to the Company upon repayment of the loan for payment in cash in the amount equal to 70% of such Warrant Fee, paid in equal monthly payments over the same number of months that the loan was outstanding. Additionally, Mezzanine received a Closing Fee equal to 2% of the amount of the loan and reimbursement for expenses associated with the making of the loan. On June 24, 1996 the Company distributed 125,000 shares of common stock to Mezzanine in satisfaction of $38,000 of interest charges from May through September due Mezzanine under the Loan. Mezzanine will credit the principal owed on the

Loan to the extent that proceeds from the sale of these shares or the market value of the shares at September 30, 1996 exceeds the amount of interest due on the Loan.

     Herbert M. Pearlman, Chairman of the Board of Directors of the Company, is a director, officer and principal shareholder of the general partner of Mezzanine. Mr. Pearlman is also Chairman, Chief Executive Officer and a principal shareholder of Helm, a publicly traded company that holds an approximately 14% equity interest in Mezzanine.

     Pursuant to an arrangement with Intersystems, Inc., a publicly traded company of which Mr. Pearlman is Chairman of the Board of Directors an in which Mr. Pearlman has a significant equity interest, the Company received certain shareholder relations services from an employee of Intersystems in return for which the Company reimbursed Intersystems, Inc. for one-third of the salary and other expenses allocated to such employee. During fiscal 1995, the aggregate amount paid by the Company pursuant to this arrangement was approximately $20,000. This arrangement has been terminated.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants for fiscal 1996 were Ernst & Young LLP. Management expects to reappoint this firm for fiscal 1997. However, it will not seek shareholder approval or ratification. Representatives of Ernst & Young LLP are expected to be present at the Shareholders Meeting and will have an opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, Management does not intend to present, and has not been informed that any other person intends to present, any matter for action at the meeting other than those described above. If any other matters properly comes before the meeting, it is intended that the persons named in the enclosed Proxy will vote the Proxy on such matters in accordance with their best judgment.

                                 ANNUAL REPORT

     The Annual report on Form 10-K for fiscal 1996 accompanies this Proxy Statement in the intial mailing to Shareholders. The Form 10-K is not to be regarded as Proxy solicitation material.

                    PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

     Shareholder proposals for inclusion in the Proxy Statement for the next Annual Meeting of Shareholders must be received by the Secretary of the Company at the executive offices of the Company on or before August 1, 1997.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                   William Lerner, Secretary

Akron, Ohio
August 30, 1996

[ X ] Please mark your
      votes as in this
      example.


                                            WITHHOLD
                FOR all nominees           AUTHORITY
                listed at right      to vote for nominee(s)

1. ELECTION          [   ]                    [   ]             Nominees: Herbert L. Luxenburg
   OF                                                                     C. Rand Michaels
   DIRECTORS                                                              Herbert M. Pearlman
                                                                          John E. Stieglitz
INSTRUCTIONS: To withhold your vote for any individual                    Charles M. Stimac, Jr.
nominee(s), write the name of the person(s) for whom
your vote is withheld on the line immediately below:


- ------------------------------------------------------


2. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE
VOTED "FOR" THE ELECTION OF THE LISTED NOMINEES FOR DIRECTOR.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                                            DATED                   , 1996
         ------------------------------- ---------------------------      -------------------
                                         SIGNATURE IF JOINTLY OWNED

Note:  Please sign your name exactly as it appears hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.



                                     PROXY


                       ABC DISPENSING TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Charles M. Stimac, Jr. and William Lerner, and each of them, as proxies of the undersigned, with full power of substitution, to represent and to vote at the Annual Meeting of Stockholders to be held at Sheraton Suites, 1989 Front Street, Cuyahoga Falls, Ohio, on September 27, 1996, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock of ABC DISPENSING TECHNOLOGIES, INC., held by the undersigned which the undersigned would be entitled to vote if personally present, with respect to the matters described on the reverse side of this proxy card:


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)